Exhibit 99.2

Bank of Florida Corporation
Financial Highlights (unaudited)

	For the Three Months Ended
	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
(dollars in thousands, except per share data)	2009	2008	2008	2008	2008

Income Statement Highlights
Net interest income before provision	$9,595	$9,789	$10,921	$11,347	$10,735
Provision for loan losses	6,693	16,026	6,190	1,585	687
Non interest income	1,155	1,195	1,162	1,049	1,296
Noninterest expense	11,031	10,951	11,388	10,770	10,952
Net (loss) income	(4,373)	(10,014)	(3,445)	4	233
Top-line revenue	10,750	10,984	12,055	12,396	12,031
Basic (loss) income per common share	(0.34)	(0.78)	(0.27)	0.00	0.02
Diluted (loss) income per common share	(0.34)	(0.78)	(0.27)	0.00	0.02

Key Ratios
Return on average assets	(1.15)%	(2.65)%	(0.95)%	0.00%	0.07%
Return on average common equity	(9.23)	(20.89)	(6.96)	0.01	0.47
Net interest margin	2.93	2.89	3.33	3.58	3.62
Efficiency ratio	102.61	99.70	94.48	86.88	91.01
Tangible equity ratio	8.08	8.43	8.90	9.81	10.11
Average equity to average assets	12.46	12.70	13.66	14.12	15.14
Average loans to average deposits	104.04	103.84	112.45	116.29	120.79
Net charge-offs to average loans	3.92	0.26	1.72	0.40	0.74
Loan loss allowance to total loans	1.90	2.32	1.14	1.11	1.09
Loan loss allowance to nonperforming loans	21.28	41.10	49.08	54.56	68.76
Nonperforming loans to total loans	8.93	5.63	2.33	2.03	1.59
Nonperforming assets to total assets	7.67	4.95	2.15	1.75	1.33

Average Balances
Average loans	$1,202,566	$1,213,371	$1,196,918	$1,173,088	$1,137,859
Average assets	1,521,222	1,509,950	1,448,889	1,414,376	1,325,468
Average earning assets	1,326,285	1,347,990	1,306,053	1,276,102	1,194,161
Average deposits	1,155,918	1,168,491	1,064,440	1,008,747	941,250
Average common equity	189,578	191,719	197,907	199,761	200,627

	As of Period End
	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
	2008	2008	2008	2008	2008

Total assets	$1,570,255	$1,549,013	$1,545,054	$1,414,689	$1,404,034
Total loans (including unearned income and loan fees)	1,288,176	1,275,311	1,247,802	1,191,733	1,174,472
Total deposits	1,165,267	1,166,282	1,199,705	1,012,408	1,003,042
Stockholders' equity	186,334	189,979	196,686	197,492	200,539
Nonperforming assets	120,516	76,670	33,199	24,689	18,730
Book value per common share	14.38	14.87	15.39	15.45	15.69
Tangible book value per common share	9.39	9.79	10.31	10.36	10.59
Assets under advice - Bank of Florida Trust Company	522,541	494,633	439,942	475,890	479,610
Assets under management - Bank of Florida Trust Company	412,661	386,472	372,577	365,589	361,899

Bank of Florida Corporation
Consolidated Statements of Income (unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands, except per share data)	2009	2008	2008	2008	2008

Interest income
Interest and fees on loans	$17,299	$18,960	$19,654	$19,634	$20,193
Interest on securities and other	1,492	1,376	1,302	1,349	704
Interest on federal funds sold	2	92	24	11	28
Total interest income	18,793	20,428	20,980	20,994	20,925

Interest expense
Interest on deposits	7,686	9,081	8,360	7,822	8,309
Interest on subordinated debt	147	234	170	224	270
Interest on FHLB & other borrowings	1,365	1,324	1,529	1,601	1,611
Total interest expense	9,198	10,639	10,059	9,647	10,190
Net interest income	9,595	9,789	10,921	11,347	10,735

Provision for loan losses	6,693	16,026	6,190	1,585	687
Net interest income after provision for loan losses	2,902	(6,237)	4,731	9,762	10,048

Non interest income
Service charges & fees	472	474	464	491	494
Gain on sale of assets, net	29	100	(9)	(121)	62
Trust Fees, net	654	621	679	679	740
Gains on sale of investment securities	0	0	28	0	0
Total noninterest income	1,155	1,195	1,162	1,049	1,296

Noninterest expense
Salaries and employee benefits	5,211	5,056	5,533	5,327	5,494
Occupancy expenses	1,769	1,766	1,780	1,707	1,720
Equipment rental, depreciation and maintenance	837	799	813	854	813
General operating	3,214	3,330	3,262	2,882	2,925
Total noninterest expense	11,031	10,951	11,388	10,770	10,952
(Loss) income before taxes (benefit)	(6,974)	(15,993)	(5,495)	41	392
Income taxes (benefit)	(2,601)	(5,979)	(2,050)	37	159
Net (loss) income	$(4,373)	$(10,014)	$(3,445)	$4	$233

(Loss) income per common share - diluted	$(0.34)	$(0.78)	$(0.27)	$0.00	$0.02

Weighted average common shares outstanding - diluted	12,779,020	12,779,020	12,779,020	12,779,020	12,779,376

Total common shares outstanding	12,955,520	12,779,020	12,779,020	12,779,020	12,779,020

Bank of Florida Corporation
Consolidated Balance Sheet (unaudited)

(dollars in thousands)
A S S E T S	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008

Cash and due from banks	$55,891	$47,064	$18,788	$16,449	$18,659
Interest bearing due from other banks	190	561	1,321	554	40
Federal funds sold	241	313	70,650	250	18,831
Total cash and cash equivalents	56,322	47,938	90,759	17,252	37,530

Securities held to maturity	3,317	3,316	3,316	3,315	3,314
Securities available for sale	109,741	114,660	88,284	89,227	77,761

Loans held for sale	156	-	-	6,629	18,286

Portfolio loans	1,289,582	1,276,985	1,249,663	1,186,849	1,157,910
Less:
Allowance for loan losses	24,479	29,533	14,264	13,232	12,811
Unearned income and deferred loan fees	1,561	1,674	1,861	1,745	1,724
Net loans	1,263,542	1,245,778	1,233,538	1,171,872	1,143,375

Federal Home Loan Bank and Federal Reserve Bank stock, at cost	8,647	9,246	7,347	9,913	9,778
Premises and equipment	29,029	29,501	30,113	30,405	30,152
Accrued interest receivable	5,121	4,990	5,458	5,095	5,142
Intangible assets	64,738	64,850	64,968	65,091	65,220
Other assets	29,642	28,734	21,271	15,890	13,476
Total assets	$1,570,255	$1,549,013	$1,545,054	$1,414,689	$1,404,034

LIABILITIES AND STOCKHOLDERS' EQUITY

Non interest bearing deposits	$101,631	$114,905	$100,471	$95,885	$107,162
MM/NOW	383,815	366,349	388,520	393,391	413,635
Savings	6,318	5,752	5,972	6,264	6,804
CD's < $100k	114,083	107,889	115,477	89,577	87,615
Retail CDAR's	124,457	117,308	80,071	-	-
Total core deposits	730,304	712,203	690,512	585,117	615,216

CD's (all others)	434,963	454,078	509,193	427,291	387,826

Total deposits	1,165,267	1,166,282	1,199,705	1,012,408	1,003,042

Fed funds purchased	-	-	-	-	-
Other borrowings	214,470	188,474	144,278	201,282	198,286
Accrued interest payable	2,140	2,286	1,954	1,713	1,827
Accrued expenses and other liabilities	2,044	1,992	2,431	1,794	339
Total liabilities	1,383,921	1,359,034	1,348,368	1,217,197	1,203,494

Stockholders' Equity:
Preferred stock	-	-	-	-	-
Common stock	130	128	128	128	128
Additional paid-in capital	200,592	199,862	199,792	199,706	199,651
Restricted stock	(651)	-	-	-	-
Accumulated deficit	(15,030)	(1,808)	(1,808)	(1,808)	(1,808)
Current year net income (loss)	(4,373)	(13,222)	(3,208)	237	233
Other comprehensive income	5,666	5,019	1,782	(771)	2,336
Total stockholders' equity	186,334	189,979	196,686	197,492	200,540
Total liabilities and stockholders' equity	$1,570,255	$1,549,013	$1,545,054	$1,414,689	$1,404,034

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended March 31, 2009 vs.	March 2009 Quarter-to-Date			March 2008 Quarter-to-Date
Three months ended March 31, 2008	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total commercial loans	$1,106,326	$14,962	5.48%	$988,819	$17,487	7.11%	-1.63%	117,507	$(3,969)	$1,637	$(193)	$(2,525)
Total consumer loans	54,823	667	4.94%	52,448	858	6.58%	-1.64%	2,375	(212)	31	(9)	(191)
Total residential real estate loans	121,805	1,670	5.56%	112,231	1,848	6.62%	-1.06%	9,574	(294)	136	(20)	(178)
Overdrafts/ nonaccrual loans [1]	(80,389)	-	0.00%	(15,638)	-	0.00%	0.00%	(64,751)	-	-	-	-

Total loans	1,202,566	17,299	5.83%	1,137,859	20,193	7.14%	-1.30%	64,706	(3,657)	986	(222)	(2,894)

Investment securities	121,540	1,491	4.98%	51,836	698	5.42%	-0.44%	69,704	(56)	857	(8)	793
Federal funds sold	1,581	2	0.51%	4,058	28	2.78%	-2.26%	(2,477)	(23)	(3)	-	(26)
Deposits in banks	599	1	0.64%	408	6	5.92%	-5.27%	191	(5)	0	-	(5)

Total interest-earning assets	$1,326,285	$18,793	5.75%	$1,194,161	$20,925	7.05%	-1.30%	$132,124	(3,742)	$1,840	$(230)	$(2,132)

Non interest-earning assets	194,937			131,307

Total Assets	$1,521,222			$1,325,468

INTEREST-BEARING LIABILITIES

Interest bearing checking	$46,782	21	0.18%	$54,134	99	0.74%	-0.55%	(7,352)	$(74)	$(3)	$(1)	$(78)
Money market accounts	333,778	1,553	1.89%	349,310	3,089	3.56%	-1.67%	(15,532)	(1,438)	(64)	(34)	(1,536)
Savings accounts	5,975	3	0.20%	6,433	11	0.68%	-0.47%	(458)	(7)	(0)	-	(8)
Total certificates	666,861	6,109	3.72%	423,845	5,110	4.85%	-1.13%	243,016	(1,185)	2,240	(56)	999
Total deposits	1,053,396	7,686	2.96%	833,722	8,309	4.01%	-1.05%	219,674	(2,704)	2,173	(91)	(623)

Total FHLB advances & other borrowings	158,691	1,365	3.49%	163,750	1,611	3.96%	-0.47%	(5,059)	(189)	(39)	(18)	(246)
Total subordinated debt	16,000	147	3.73%	16,000	270	6.79%	-3.06%	-	(121)	1	(3)	(123)
Total other borrowings	174,691	1,512	3.51%	179,750	1,881	4.21%	-0.70%	(5,059)	(310)	(38)	(21)	(369)

Total interest-bearing liabilities	$1,228,087	$9,198	3.04%	$1,013,472	$10,190	4.04%	-1.00%	$214,615	$(3,014)	$2,135	$(112)	$(992)

Demand deposits	102,522			107,528
Other liabilities	1,036			3,841
Stockholder's equity	189,578			200,627
Total Liabilities and Equity	$1,521,222			$1,325,468

Net interest income/net interest spread		$9,595	2.71%		$10,735	3.00%	-0.29%	$(82,490)	$(727)	$(295)	$(118)	$(1,140)
Net interest margin			2.93%			3.62%	-0.69%

[1] For purposes of this analysis, non-accruing loans, if any, are not included in the average balances

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended March 31, 2009 vs.	March 2009 Quarter-to-Date			December 2008 Quarter-to-Date
Three months ended December 31, 2008	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total commercial loans	$1,106,326	$14,962	5.48%	$1,092,057	$16,447	5.99%	-0.51%	14,270	$(1,364)	$239	$(359)	$(1,485)
Total consumer loans	54,823	667	4.94%	54,760	737	5.36%	-0.42%	64	(57)	3	(16)	(70)
Total residential real estate loans	121,805	1,670	5.56%	117,541	1,776	6.01%	-0.45%	4,264	(131)	64	(39)	(106)
Overdrafts/ nonaccrual loans [1]	(80,389)	-	0.00%	(50,987)	-	0.00%	0.00%	(29,402)	-	-	-	-

Total loans	1,202,566	17,299	5.83%	1,213,371	18,960	6.22%	-0.38%	(10,806)	(1,144)	(103)	(414)	(1,661)

Investment securities	121,540	1,491	4.98%	109,243	1,374	5.00%	-0.03%	12,296	(8)	155	(30)	117
Federal funds sold	1,581	2	0.51%	24,646	92	1.48%	-0.97%	(23,065)	(59)	(29)	(2)	(90)
Deposits in banks	599	1	0.64%	730	2	1.09%	-0.45%	(131)	(1)	(0)	-	(1)

Total interest-earning assets	$1,326,285	$18,793	5.75%	$1,347,990	$20,428	6.03%	-0.28%	$(21,705)	(1,211)	$23	$(446)	$(1,635)

Non interest-earning assets	194,937			161,960

Total Assets	$1,521,222			$1,509,950

INTEREST-BEARING LIABILITIES

Interest bearing checking	$46,782	21	0.18%	$44,903	35	0.31%	-0.13%	1,879	$(14)	$1	$(1)	$(14)
Money market accounts	333,778	1,553	1.89%	322,109	2,220	2.74%	-0.85%	11,669	(679)	60	(48)	(667)
Savings accounts	5,975	3	0.20%	5,789	6	0.44%	-0.24%	186	(3)	(0)	-	(3)
Total certificates	666,861	6,109	3.72%	693,488	6,820	3.91%	-0.20%	(26,627)	(337)	(225)	(149)	(711)
Total deposits	1,053,396	7,686	2.96%	1,066,289	9,081	3.39%	-0.43%	(12,893)	(1,033)	(164)	(198)	(1,395)

Total FHLB advances & other borrowings	158,691	1,365	3.49%	136,045	1,324	3.87%	-0.38%	22,645	(128)	199	(29)	41
Total subordinated debt	16,000	147	3.73%	16,000	234	5.83%	-2.10%	-	(83)	1	(5)	(87)
Total other borrowings	174,691	1,512	3.51%	152,045	1,558	4.08%	-0.57%	22,645	(211)	199	(34)	(46)

Total interest-bearing liabilities	$1,228,087	$9,198	3.04%	$1,218,334	$10,639	3.47%	-0.43%	$9,753	$(1,244)	$35	$(232)	$(1,441)

Demand deposits	102,522			102,202
Other liabilities	1,036			(2,305)
Stockholder's equity	189,578			191,719
Total Liabilities and Equity	$1,521,222			$1,509,950

Net interest income/net interest spread		$9,595	2.71%		$9,789	2.56%	0.15%	$(31,458)	$32	$(13)	$(214)	$(194)
Net interest margin			2.93%			2.89%	0.04%

[1] For purposes of this analysis, non-accruing loans, if any, are not included in the average balances

Bank of Florida Corporation
Loan Portfolio Balances (Unaudited)
(dollars in thousands)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Commercial
Commercial and Industrial	$118,681	$115,553	$111,462	$110,795	$100,188

Commercial Real Estate	634,744	595,201	575,734	512,240	464,892

Construction	145,453	187,212	196,917	211,948	257,009

Land	151,168	149,632	159,845	158,163	167,201

Total Commercial	$1,050,045	$1,047,598	$1,043,958	$993,146	$989,290

Consumer
Residential Mortgage	183,909	174,699	155,379	145,820	138,490

Home Equity	39,589	40,355	39,138	41,921	38,799

Consumer	11,611	11,985	11,930	12,466	11,789

Total consumer	235,109	227,039	206,447	200,207	189,078
Adjustment for Settlement /Deferred Fees	3,022	675	(2,603)	(1,620)	(3,896)
Total Loans	$1,288,176	$1,275,311	$1,247,802	$1,191,734	$1,174,472

Loans Portfolio Balances by County (Unaudited)
(dollars in thousands)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Commercial and Industrial
Collier	$24,962	$27,741	$25,870	$23,104	$28,220
Lee	8,440	9,292	7,932	10,079	12,546
Hillsborough	17,802	17,469	23,880	22,426	11,130
Miami-Dade	16,467	11,041	12,697	15,220	9,605
Broward	12,246	11,797	10,899	10,783	11,953
Palm Beach	2,794	2,378	1,992	1,683	2,302
Pinellas	20,267	20,212	13,329	13,007	19,752
Polk	-	-	-	-	-
Other	15,704	15,622	14,863	14,494	4,681
Total Commercial and Industrial	$118,681	$115,553	$111,462	$110,795	$100,188
Commercial Real Estate
Collier	$112,362	$112,533	$116,934	$106,498	$78,514
Lee	109,395	101,346	93,659	98,985	98,516
Hillsborough	42,941	55,980	45,612	36,419	28,958
Miami-Dade	46,491	48,097	51,109	48,518	51,844
Broward	139,825	119,774	115,828	105,924	118,080
Palm Beach	46,660	43,758	40,389	38,231	40,752
Pinellas	28,328	28,166	30,474	19,899	19,358
Polk	64	65	65	65	390
Alachua	13,121	13,053	13,100	14,600	-
Other	95,557	72,431	68,564	43,100	28,480
Total Commercial Real Estate	$634,744	$595,201	$575,734	$512,240	$464,892
Commercial Construction and Land
Collier	$27,563	$27,463	$31,100	$36,785	$58,581
Lee	19,301	27,934	36,378	36,389	30,685
Hillsborough	27,974	25,137	25,223	32,606	28,784
Miami-Dade	30,943	30,784	33,492	10,521	12,009
Broward	41,786	48,444	49,444	46,927	57,321
Palm Beach	12,499	15,165	17,544	18,531	20,850
Pinellas	17,404	14,157	10,792	4,425	4,860
Polk	618	618	618	18,531	931
Other	17,954	38,189	40,537	27,421	54,466
Total Commercial Construction and Land	$196,043	$227,891	$245,128	$232,137	$268,487
Residential Construction and Land
Collier	$22,939	$22,327	$25,049	$26,653	$38,048
Lee	13,971	14,564	18,386	22,280	25,840
Hillsborough	16,556	24,465	25,526	28,969	36,781
Miami-Dade	17,134	17,812	15,645	26,981	21,220
Broward	11,866	9,872	7,977	10,907	12,528
Palm Beach	2,132	5,878	8,117	12,887	9,693
Pinellas	1,739	1,482	954	5,059	5,078
Polk	3,750	3,750	140	-	573
Other	10,491	8,802	9,840	4,238	5,963
Total Residential Construction and Land	$100,578	$108,953	$111,634	$137,973	$155,723
Residential Mortgage & HELOC
Collier	$84,795	$80,629	$77,549	$69,538	$61,002
Lee	35,854	36,747	37,454	38,559	36,096
Hillsborough	15,632	8,446	7,314	6,952	10,334
Miami-Dade	31,956	31,843	23,923	33,102	37,595
Broward	28,518	29,798	20,681	25,769	21,449
Palm Beach	2,479	2,485	2,152	2,228	2,219
Pinellas	2,550	2,565	2,560	2,682	2,665
Polk	665	668	738	740	169
Other	21,049	21,873	22,147	8,172	5,759
Total Residential Mortgage and HELOC	$223,498	$215,054	$194,517	$187,741	$177,289
Consumer
Collier	$2,069	$2,168	$2,159	$2,391	$2,411
Lee	1,224	1,110	1,120	1,207	1,389
Hillsborough	1,536	1,569	1,599	1,549	1,717
Miami-Dade	2,514	2,483	2,480	2,636	2,569
Broward	1,433	1,647	1,585	1,951	1,431
Palm Beach	165	171	173	165	189
Pinellas	1,009	1,165	1,208	987	797
Polk	28	28	111	114	89
Other	1,633	1,643	1,495	1,466	1,196
Total Consumer	$11,611	$11,985	$11,930	$12,466	$11,789
Adjustment for Settlement /Deferred Fees	3,022	675	(2,603)	(1,620)	(3,896)
Total Loans	$1,288,176	$1,275,311	$1,247,802	$1,191,734	$1,174,472

Bank of Florida Corporation - Consolidated
Loan Concentration

	03/31/09 Balance	12/31/08 Balance	09/30/08 Balance	06/30/08 Balance	03/31/08 Balance
Land
Raw Land	$27,216	$32,201	$37,984	$26,015	$29,894
Commercial Development	86,678	77,556	76,743	74,202	79,588
Residential Development	37,274	39,874	45,118	57,946	57,718
Total Land	$151,168	$149,632	$159,845	$158,163	$167,201
Construction Loans
Residential
Condominium	$19,415	$25,572	$24,802	$35,936	$49,744
Condo Conversions	6,812	6,503	6,466	14,293	9,973
Single-Family - Spec	18,369	18,024	18,038	19,997	29,293
Single-Family - Owner	18,708	18,981	17,210	9,802	8,995
Total Residential	$63,304	$69,079	$66,516	$80,028	$98,004
Commercial
Office	$24,328	$30,125	$23,719	$22,550	$39,632
Retail	9,830	28,284	32,085	38,961	50,117
Industrial/Warehouse	8,320	9,915	11,375	15,239	15,150
Mini Storage Facility	-		-	-	-
Hotel	5,386	13,014	11,078	19,101	17,521
Restaurant	733	728	718	710	701
Church	3,008	137	132	129	126
Multifamily (5+ units)	9,205	8,377	12,651	2,448	10,272
Hospital/ACLF	-		-	-	-
Other	21,338	27,554	38,643	32,782	25,487
Total Commercial	$82,149	$118,133	$130,401	$131,920	$159,005
TOTAL LAND, CONST, & DEV	$296,621	$336,844	$356,762	$370,111	$424,210

Permanent CRE Loans
Office	$204,449	$197,077	$194,014	$189,357	$181,270
Retail	133,518	108,763	100,185	71,852	64,931
Industrial/Warehouse	96,128	92,436	76,678	75,633	65,055
Mini Storage Facility	3,724	3,745	3,764	3,782	3,799
Hotel	48,227	37,149	36,639	31,299	30,822
Restaurant	11,107	11,116	11,151	10,023	12,603
Church	1,663	4,378	4,414	4,452	4,866
Multifamily (5+ units)	23,129	30,674	44,796	35,035	22,993
Hospital/ACLF	1,081	1,095	1,108	1,122	1,131
Other	111,717	108,767	102,986	89,686	77,422

TOTAL CRE LOANS	$634,744	$595,201	$575,734	$512,240	$464,892

Commercial
Secured	$107,227	$103,125	$100,012	$98,504	$87,267
Unsecured	11,454	12,427	11,450	12,291	12,921

Residential Mortgages
HELOC	39,589	40,355	39,138	41,921	38,799
Residential	183,909	174,699	155,379	145,820	138,490

Consumer
Secured	7,971	8,424	8,597	9,156	8,818
Unsecured	3,639	3,561	3,332	3,310	2,971

Adjustment for Settlement/Deferred Fees	3,022	675	(2,603)	(1,620)	(3,896)
TOTAL PORTFOLIO	$1,288,176	$1,275,311	$1,247,802	$1,191,734	$1,174,472

Bank of Florida Corporation
Non-Performing Assets and Accruing Loans Past Due 30-89 Days (Unaudited)
(dollars in thousands)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Non-Performing Assets
Non-Accrual Loans
Commercial
Commercial and Industrial	$1,943	$1,363	$246	$715	$866
Commercial Real Estate	27,517	9,620	8,340	3,307	3,072
Construction	13,494	2,259	509	-	-
Land	18,334	6,890	2,948	3,436
Total Commercial	$61,289	$20,133	$12,043	$7,458	$3,938

Consumer
Residential Mortgage	$28,472	$18,832	$6,220	$5,769	$3,068
Home Equity	281	139	774	1,382	680
Construction and Land	24,732	32,427	9,878	9,476	10,797
Other	261	322	149	164	149
Total Consumer	$53,746	$51,720	$17,021	$16,791	$14,694
Total Non-Accrual Loans	$115,035	$71,853	$29,064	$24,250	$18,632
Foreclosed Real Estate	$5,481	$4,817	$4,135	$439	$98
Total Non-Performing Assets	$120,516	$76,670	$33,199	$24,689	$18,730

(dollars in thousands)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Non Performing Assets by County (Unaudited)
Commercial and Industrial
Collier	$206	$1,207	$221	-	$14
Lee	55	2	-	268	373
Hillsborough	-	-	-	437	443
Miami-Dade	256	16	17	-	25
Broward	1,006	8	9	10	11
Palm Beach	-	-	-	-	-
Pinellas	-	100	-	-	-
Polk	-	-	-	-	-
Other	420	32	-	-	-
Total Commercial and Industrial	$1,943	$1,363	$246	$715	$866
Commercial Real Estate
Collier	$7,117	$518	-	-	$159
Lee	8,630	8,159	8,163	3,307	2,590
Hillsborough	-	-	-	-	-
Miami-Dade	-	-	-	-	-
Broward	3,304	-	-	-	-
Palm Beach	-	-	-	-	-
Pinellas	-	-	-	-	-
Polk	-	-	300	312	-
Alachua	7,645	-	-	-	-
Other	1,599	1,720	1,097	-	323
Total Commercial Real Estate	$28,295	$10,397	$9,559	$3,619	$3,072
Commercial Construction
Collier	$2,612	$2,259	-	-	-
Lee	4,868	468	509	-	-
Hillsborough		-	-	-	-
Miami-Dade	-	-	-	-	-
Broward	6,482	-	-	-	-
Palm Beach	-	-	-	-	-
Pinellas	-	-	-	-	-
Polk	-	-	-	-	-
Other	-	-	-	-	-
Total Commercial Construction	$13,962	$2,727	$509	-	-
Commercial Land
Collier	$12,320	$950	-	-	-
Lee	2,516	1,504	608	-	-
Hillsborough	1,361	2,096	-	-	-
Miami-Dade	2,136	2,340	2,340	236	-
Broward	-	-	-	-	-
Palm Beach		-	-	-
Pinellas	-	-	-	-	-
Polk		-	-	-	-
Other	2,583	2,583	2,583	3,200	-
Total Commercial Land	$20,917	$9,473	$5,531	$3,436	-
Residential Construction and Land
Collier	$2,524	$2,735	$1,722	$1,791	$4,093
Lee	2,661	3,607	3,273	4,041	2,793
Hillsborough	12,202	19,011	1,392	-	-
Miami-Dade	4,320	4,048	-	-	-
Broward	-	-	-	-	-
Palm Beach		-	2,386	3,610	3,832
Pinellas	127	127	127	161	176
Polk	3,610	3,610	1,224	-	-
Other	941	190	-	-	-
Total Residential Construction and Land	$26,385	$33,329	$10,123	$9,603	$10,894
Residential Mortgage & HELOC
Collier	$11,289	$5,460	$3,500	$3,057	$1,157
Lee	7,198	4,060	756	992	606
Hillsborough	1,055	1,055	-	-	-
Miami-Dade	2,186	1,340	1,880	2,457	1,341
Broward	6,662	7,142	945	645	645
Palm Beach		-	-	-	-
Pinellas	-	-	-	-	-
Polk	-	-	-	-	-
Other	363	-	-	-	-
Total Residential Mortgage & HELOC	$28,752	$19,058	$7,081	$7,151	$3,748
Consumer Other
Collier	$50	$149	$149	$149	$122
Lee	59	23	-	-	-
Hillsborough	-	-	-	-	-
Miami-Dade		-	-	15	27
Broward		-	-	-	-
Palm Beach		-	-	-	-
Pinellas		-	-	-	-
Polk		-	-	-	-
Other	152	150	-	-	-
Total Consumer Other	261	322	149	164	149

Total Non-Performing Assets	$120,516	$76,670	$33,199	$24,689	$18,730

(dollars in thousands)	March 31, 2009	December 31 2008	September 30 2008	June 30, 2008	March 31, 2008
Accruing Loans Past Due 30-89 Days
Commercial
Commercial and Industrial	499	833	1,106	67	1,341
Commercial Real Estate	2,920	1,107	14,991	8,512	3,502
Construction				-
Land	7,181	3,703	4,793	4,676	8,197
Total Commercial	$10,599	$5,642	$20,890	$13,256	$13,040
Consumer
Residential Mortgage	14,039	14,258	10,764	248	2,697
Home Equity	1,757	153	157	340	727
Construction and Land	10,092	2,598	5,351	-	3,926
Other	90	77	103	64	9
Total Consumer	$25,978	$17,087	$16,375	$652	$7,359
Total Accruing Loans Past Due 30-89 Days	$36,577	$22,729	$37,265	$13,908	$20,398

	March 31, 2009	December 31 2008	September 30 2008	June 30, 2008	March 31, 2008
Accruing Loans Past Due 30-89 Days by County
Commercial and Industrial
Collier	$8	$154	$994	$54	$1,251
Lee	-	-	56	-	-
Hillsborough	174	29	25	-	-
Miami-Dade	250	150	-	13	-
Broward	-	500	-	-	-
Palm Beach		-	-	-	91
Pinellas	66	-	-	-	-
Polk		-	-	-	-
Other		-	32	-	-
Total Commercial and Industrial	$499	$833	$1,106	$67	$1,341
Commercial Real Estate
Collier	$931	-	-	$5,177	$3,289
Lee	1,890	-	4,940	3,335	213
Hillsborough	98	-	-	-	-
Miami-Dade	-	-	2,544	-	-
Broward	-	-	6,884	-	-
Palm Beach	-	-	-	-	-
Pinellas		-	-	-	-
Polk		-	-	-	-
Other		1,107	624	-	-
Total Commercial Real Estate	$2,920	$1,107	$14,991	$8,512	$3,502
Commercial Construction
Collier	-	-	-	-	-
Lee	-	-	-	-	-
Hillsborough	-	-	-	-	-
Miami-Dade	-	-	-	-	-
Broward	-	-	-	-	-
Palm Beach	-	-	-	-	-
Pinellas		-	-	-	-
Polk		-	-	-	-
Other		-	-	-	-
Total Commercial Construction	-	-	-	-	-
Commercial Land
Collier	-	$900	$950	$4,676	-
Lee		1,620	1,551	-	-
Hillsborough		-	2,096	-	-
Miami-Dade		1,183	186	-	1,247
Broward		-	-	-	3,750
Palm Beach		-	-	-	-
Pinellas	3,672	-	-	-	-
Polk		-	-	-	-
Other	3,509	-	10	-	3,200
Total Commercial Land	$7,181	$3,703	$4,793	$4,676	$8,197
Residential Construction and Land
Collier	$8,119	-	$1,304	-	$394
Lee	132	212	-	-	2,276
Hillsborough		1,000	-	-	-
Miami-Dade		899	4,048	-	899
Broward		488	-	-	357
Palm Beach		-	-	-	-
Pinellas	996	-	-	-	-
Polk		-	-	-	-
Other	845	-	-	-	-
Total Residential Construction and Land	$10,092	$2,598	$5,351	-	$3,926
Residential Mortgage & HELOC
Collier	$6,754	$11,893	$2,245	$248	$248
Lee	2,762	558	6,417	-	158
Hillsborough	-	-	1,055	-	-
Miami-Dade	6,281	532	206	40	3,017
Broward		598	997	300	-
Palm Beach		-	-	-	-
Pinellas		-	-	-	-
Polk		-	-	-	-
Other		829	-	-	-
Total Residential Mortgage & HELOC	$15,797	$14,411	$10,920	$588	$3,424
Consumer Other
Collier	-	-	-	$3	$1
Lee	5	32	23	25	-
Hillsborough		-	-	-	-
Miami-Dade	36	-	-	36	-
Broward		-	-	-	-
Palm Beach	49	-	-	-	-
Pinellas		-	-	-	4
Polk		-	-	-	-
Other		45	80	-	4
Total Consumer Other	$90	$77	$103	$64	$9
Total Accruing Loans Past Due 30-89 Days	$36,577	$22,729	$37,265	$13,908	$20,398

Total Loans	$1,288,176	$1,275,311	$1,247,802	$1,191,733	$1,174,472

Ratio of Non-Performing Assets to Total Loans and
Foreclosed Real Estate	9.36%	6.01%	2.66%	2.07%	1.59%

Ratio of Loans Past Due 30-89 to Total Loans	2.84%	1.78%	2.99%	1.17%	1.74%

Ratio of Non-Performing Assets to Total Assets	7.67%	4.95%	2.15%	1.75%	1.33%

Quarter to Quarter Changer in Non-Performing Assets
Balance at Beginning of Quarter	$76,670	$33,198	$24,689	$18,730	$15,541
Additions	56,186	44,831	13,853	7,181	6,279
Reductions
Payments	6	10	43	17	3
Return to Accrual Status					-362
Sales of Foreclosed Real Estate	555	561	98	-	1,350
Charge-off/Writedowns	11,779	789	5,204	1,204	2,100
Total Reductions	12,340	1,359	5,344	1,221	3,090
Balance at End of Quarter	$120,516	$76,670	$33,198	$24,689	$18,730

Bank of Florida Corporation
Reserve for Credit Losses (Unaudited)
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Balance at Beginning of Period	$29,533	$14,264	$13,232	$12,812	$14,431
Loans and Leases Charged-off
Commercial
Commercial and Industrial	(1,433)	(139)	(331)	(122)	0
Commercial Real Estate	(431)	(41)	(2,278)
Construction	(6,517)	(120)	(1,287)		(1,055)
Land	(1,600)	(156)	(863)	(1,001)	(840)
Consumer
Residential Mortgage	(1,696)	(131)	(90)	(37)
Home Equity		(197)	(332)	(39)	(201)
Other	(102)	(5)	(23)	(4)	(4)
Total Loans Charged-Off	(11,779)	(789)	(5,204)	(1,204)	(2,100)

Recoveries on Loans and Leases Previously Charged-off
Commercial
Commercial and Industrial	5	4	24	17	3
Commercial Real Estate			12
Construction		6			-
Land					-
Consumer
Residential Mortgage					-
Home Equity			5
Other	1	0	2		0
Total Recoveries on Loans Previously Charged-Off	6	10	43	17	3

Net Loans and Leases Charged-Off	(11,773)	(779)	(5,162)	(1,187)	(2,097)
Provision for Credit Losses	6,693	16,025	6,190	1,585	687
Reserve for Unfunded Commitments	26	23	4	22	(209)
Balance at End of Period	$24,479	$29,533	$14,264	$13,232	$12,812

Average Loans Outstanding	1,202,566	1,213,371	1,196,918	1,173,088	1,137,859

Ratio of Net Loans Charged-off to Average Loans	3.92%	0.26%	1.72%	0.40%	0.74%
Outstanding (annualized)
Ratio of Allowance for Loans Losses to	1.90%	2.32%	1.14%	1.11%	1.09%
Loans Outstanding